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                                                                EXHIBIT 10.22



                       AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made as of April 24, 1997, between Somanetics Corporation, a Michigan corporation (the "Company"), and Raymond W. Gunn ("Employee").

                                    RECITALS

     A. Employee and the Company entered into the Employment Agreement, dated as of December 1, 1992, as amended February 23, 1994, July 21, 1994, December 1, 1995 and November 18, 1996 (the "Agreement").

     B.      Employee and the Company desire to renew and amend the Agreement.

     THEREFORE, Company and Employee agree as follows:

     1. Amendment. Effective May 1, 1997, the first sentence of Section 2 of the Agreement is replaced with the following: "The term of Employee's employment under this Agreement shall begin on the date first written above and shall continue until April 30, 2000, unless earlier terminated pursuant to
Section 4."

     2. No Other Change. Except as modified by this Amendment, the Agreement shall continue in full force according to its terms and is hereby ratified.

     IN WITNESS WHEREOF, the Company and Employee have executed this Amendment as of the date set forth in the introductory paragraph of this Amendment.


                                             SOMANETICS CORPORATION


                                             By:/s/ Bruce J. Barrett
                                                -----------------------------


                                             Its: President
                                                 ----------------------------

                                             /s/ Raymond W. Gunn
                                             --------------------------------
                                             RAYMOND W. GUNN